UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2024

VERISIGN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

12061 Bluemont Way,
Reston,	Virginia	20190
(Address of principal executive offices)		(Zip Code)
(703) 948-3200
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VRSN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01	Regulation FD Disclosure.
The American Economic Liberties Project and other advocacy organizations jointly released letters on June 26, 2024, to the US Departments of Commerce and Justice and the White House Competition Council. A press release accompanied these letters, which were issued after a two-month campaign by a paid subscription advocacy service and others.
The campaign, and the letters, assert that the 32-year-old Cooperative Agreement between the Department of Commerce (Department) and Verisign involving the .com top-level domain registry can be terminated by the Department on August 2, 2024, and, if it is, the management of .com can be transferred after a competitive bidding process. This assertion is wrong: If the Department chooses to sunset the Cooperative Agreement, which Verisign does not seek, the .com registry will continue to be managed pursuant to the terms of Verisign’s and the Internet Corporation for Assigned Names and Numbers' (ICANN) valid, enforceable Registry Agreement, which ensures the continued security, stability, and resiliency of this key internet infrastructure in accordance with the global multistakeholder system of internet governance.
The letters and the campaign are based on a fundamental misunderstanding and ignore the clear language of the Cooperative Agreement, the nature of cooperative agreements, the course of dealing between the Department, Verisign and ICANN, the role of ICANN as the central coordinator of the Domain Name System, long-standing US policy, as well as the express terms of the ICANN/Verisign .com Registry Agreement.
Although the letters and the campaign contain other falsehoods and inaccuracies that may be addressed at a later date, their main point about the Cooperative Agreement is simply incorrect.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: June 28, 2024	By:	/s/ Thomas C. Indelicarto
Thomas C. Indelicarto
Executive Vice President, General Counsel and Secretary